UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

Oaktree Capital Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

(Address of principal executive offices, including zip code)

(213) 830-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.625% Series A preferred units	OAK-PA	New York Stock Exchange
6.550% Series B preferred units	OAK-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 15, 2022, Oaktree Capital Management, L.P., Oaktree Capital II, L.P., Oaktree AIF Investments, L.P., and Oaktree Capital I, L.P. (collectively, the “Borrowers”) entered into the Seventh Amendment to Credit Agreement (the “Seventh Amendment”), which amends the Credit Agreement, dated as of March 31, 2014 (as amended through and including the Seventh Amendment, the “Credit Agreement”), by and among the Borrowers, Wells Fargo Bank, National Association (“Wells Fargo”) and the other lenders party thereto. Wells Fargo acts as administrative agent, lender, letter of credit issuer and swing line lender thereunder. Also on December 15, 2022, Oaktree Capital Management (Cayman), L.P. (“OCM Cayman”), entered into the Borrower Joinder Agreement (the “Joinder Agreement”), pursuant to which OCM Cayman will be joined as a borrower under the Credit Agreement when it becomes a guarantor under the Borrowers’ currently outstanding senior notes.

The Seventh Amendment extends the maturity date of the Credit Agreement from September 14, 2026 to December 15, 2027, with the potential to extend the maturity for up to two additional years, and updates certain definitions, representations and covenants to address the future addition of OCM Cayman as a borrower. The Seventh Amendment also implements language consistent with U.S. syndicated loan market practice to use an adjusted forward-looking term rate based on the secured overnight financing rate as the benchmark rate, as a replacement for the London Interbank Offered Rate, and makes certain other changes to the provisions of the Credit Agreement.

Certain of the lenders under the Credit Agreement, or their affiliates, have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, commercial banking, and other services in the ordinary course of business for Oaktree Capital Group, LLC (the “Company”) and its subsidiaries, for which they have received, and may in the future receive, customary compensation and, in some cases, customary indemnification and/or reimbursement of expenses.

The foregoing description is a summary and is qualified in its entirety by reference to the complete text of the Seventh Amendment filed as Exhibit 10.1 hereto and incorporated herein by reference, the complete text of the Joinder Agreement filed as Exhibit 10.2 hereto and incorporated herein by reference, and the complete text of the Credit Agreement. A copy of the Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on April 4, 2014. A copy of the First Amendment to Credit Agreement, dated as of November 3, 2014, was filed as Exhibit 10.1 to a Quarterly Report on Form 10-Q filed with the SEC on November 7, 2014. A copy of the Second Amendment to Credit Agreement, dated as of March 31, 2016, was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on April 6, 2016. A copy of the Third Amendment to Credit Agreement, dated as of November 14, 2017, was filed as Exhibit 10.9.3 to an Annual Report on Form 10-K filed with the SEC on February 23, 2018. A copy of the Fourth Amendment to Credit Agreement, dated as of March 29, 2018, was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on April 4, 2018. A copy of the Fifth Amendment to Credit Agreement, dated as of December 13, 2019, was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on December 18, 2019. A copy of the Sixth Amendment to Credit Agreement, dated as of September 14, 2021, was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on September 20, 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Seventh Amendment to Credit Agreement, dated as of December 15, 2022, by and among Oaktree Capital Management, L.P., Oaktree Capital II, L.P., Oaktree AIF Investments, L.P., Oaktree Capital I, L.P., the Lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders.

10.2	Borrower Joinder Agreement, dated as of December 15, 2022, by and between Oaktree Capital Management (Cayman), L.P. and Wells Fargo Bank, National Association, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements and Information

This Current Report contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect the current views of the Company, with respect to, among other things, its future results of operations and financial performance. In some cases, you can identify forward-looking statements by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable or similar words. These statements identify prospective information. Important factors could cause actual results to differ, possibly materially, from those indicated in these statements. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Such forward-looking statements are subject to risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity.

In addition to factors previously disclosed in the Company’s reports filed with securities regulators in the United States and those identified elsewhere in this Current Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements and information or historical performance: course and severity of the coronavirus (including any subsequent variants, “COVID-19”) pandemic and its direct and indirect business impacts; the ability of the Company to retain and hire key personnel; the continued availability of capital and financing; the business, economic and political conditions in the markets in which the Company operates; changes in the Company’s anticipated revenue and income, which are inherently volatile; changes in the value of the Company’s investments; the termination or amendment (including fee amendments) of certain service or sub-advisory agreements that generate revenues for the Company that are between the Company and its subsidiaries on the one hand and certain affiliates of the Company on the other hand; the pace of the Company’s raising of new funds; changes in assets under management; the timing and receipt of, and impact of taxes on, carried interest; distributions from and liquidation of the Company’s existing funds; the amount and timing of distributions on the Company’s preferred units; changes in the Company’s operating or other expenses; the degree to which the Company encounters competition; and general political, economic and market conditions.

Any forward-looking statements and information speak only as of the date of this Current Report or as of the date they were made, and except as required by law, the Company does not undertake any obligation to update forward-looking statements and information. For a more detailed discussion of these factors, also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent report on Form 10-K for the year ended December 31, 2021, and in each case any material updates to these factors contained in any of the Company’s future filings.

This Current Report and its contents do not constitute and should not be construed as (a) a recommendation to buy, (b) an offer to buy or solicitation of an offer to buy, (c) an offer to sell or (d) advice in relation to, any securities of the Company or securities of any Company investment fund.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2022	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ Daniel D. Levin
	Name:	Daniel D. Levin
	Title:	Chief Financial Officer